UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2011

ADVANT-E CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-30983	88-0339012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2434 Esquire Dr, Beavercreek, OH		45431
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 937-429-4288

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On November 21, 2011 Advant-e Corporation issued a press release announcing that the second $.01 per share installment of the $.02 per share special cash dividend declared by the Company’s Board of Directors on May 12, 2011 will be paid on December 19, 2011 to shareholders of record at the close of business on November 28, 2011. The text of this release is attached as an exhibit hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

Exhibit Number	Description	Method of Filing

99.1	Company Press Release	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advant-e Corporation (Registrant)

November 21, 2011	By:	/s/ Jason K. Wadzinski
Jason K. Wadzinski
Chief Executive Officer